UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2025

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 5, 2025, at the 2025 Annual Meeting of Stockholders of EMCOR Group, Inc. (the “Company”), the stockholders of the Company approved the First Amendment to the Amended & Restated 2010 Incentive Plan (such amendment, the “Plan Amendment”).

The Plan Amendment extends the term of the Amended & Restated 2010 Incentive Plan by an additional five (5) years, until June 5, 2030. The Plan Amendment did not increase the number of shares available for grant under the 2010 Incentive Plan.

The Plan Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan Amendment attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2025, at the 2025 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following four proposals:

1.    To elect nine directors identified in the proxy statement on Schedule 14A related to the 2025 Annual Meeting of Stockholders of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    To consider a non-binding advisory resolution approving named executive officer compensation;

3.    To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2025; and

4.    To approve the First Amendment to the Amended & Restated 2010 Incentive Plan.

The final voting results for each proposal were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

John W. Altmeyer	37,107,004	1,247,521	31,946	2,017,059
Amy E. Dahl	38,318,995	37,285	30,191	2,017,059
Anthony J. Guzzi	35,847,891	2,495,336	43,244	2,017,059
Ronald L. Johnson	37,907,787	431,128	47,556	2,017,059
Carol P. Lowe	38,152,423	180,207	53,841	2,017,059
M. Kevin McEvoy	37,571,970	782,968	31,533	2,017,059
William P. Reid	38,128,032	226,776	31,663	2,017,059
Steven B. Schwarzwaelder	38,023,210	331,389	31,872	2,017,059
Robin Walker-Lee	37,676,203	680,088	30,180	2,017,059

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	34,723,973
Shares Against	3,611,573
Shares Abstaining	50,925
Broker Non-Votes	2,017,059

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2025 was approved based upon the following votes:

Shares For	38,002,573
Shares Against	2,373,158
Shares Abstaining	27,799
There were no broker non-votes on this item.

Proposal 4. The proposal for stockholders to approve the First Amendment to the Amended & Restated 2010 Incentive Plan was approved based upon the following votes:

Shares For	36,333,392
Shares Against	2,008,364
Shares Abstaining	44,715
Broker Non-Votes	2,017,059

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	First Amendment to the Amended & Restated 2010 Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 5, 2025	By:	/s/ ANTHONY J. GUZZI
	Name:	Anthony J. Guzzi
	Title:	Chairman, President, and
Chief Executive Officer